SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                            Date of Report: 10/29/01
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



         MINNESOTA                      000-19621               41-1454591
-------------------------------         ---------           ------------------
(State or other jurisdiction of         Commission           (I.R.S. Employer
incorporation or organization)            File No.          Identification No.)


    7400 EXCELSIOR BOULEVARD
         MINNEAPOLIS, MN                                      55426-4517
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(Address of principal executive offices)



                                 (952) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.           Other Events.
------            ------------

         On October 22, 2001, Appliance Recycling Centers of America, Inc. issued a press release announcing that it had signed a contract to become a provider of reverse logistics services for Maytag Corporation.

Item 7 (c).       Exhibits.
----------        --------

99 Press Release dated October 22, 2001, announcing it had signed a contract to become a provider of reverse logistics services for Maytag Corporation.

Date:  October 29, 2001                          /s/Linda Koenig
                                                 --------------------------
                                                 Linda Koenig, Controller